                                                                EXHIBIT 99.1

                           GlobalSantaFe Fleet Status
                                 as of 8.01.02



     ------------------------------------------------------------------------------------------------------------------------------
                                                               Change                     Estimated               Additional
                              Rated                             from                      Current                 Commitments
                              Water                           Previous             Start  Contract    Dayrate (in  and Other
     Rig Name                 Depth Rig Design   Location       Month   Status     Date   End Date    thousands)  Information*
     ------------------------------------------------------------------------------------------------------------------------------
     JACKUPS (44)
     ------------------------------------------------------------------------------------------------------------------------------
   1   Britannia               200' Bret         UK North              Contracted  early   early      low $70s    Dayrate adjusted
                                    Engineering  Sea                               Jul 02  Sep 04                 every 3-months
                                                                                                                  based on market
                                                                                                                  dayrate

   2   Compact Driller         300' MLT 116-C    Thailand              Contracted  early   late       low $50s    Followed by
                                                                                   Sep 01  Aug 02                 5-year commitment
                                                                                                                  with dayrates
                                                                                                                  adjusted every
                                                                                                                  3-months based
                                                                                                                  on market dayrate

   3   Galaxy I                400' F&G L-780    UK North        Yes   Contracted  early   mid        high $90s   Followed by
                                    Mod VI       Sea                               Aug 02  Nov 02                 4-month option
                                                                                                                  in high $90s

   4   Galaxy II               400' KFELS        East Canada           Contracted  early   late       high $120s
                                    Mod VI                                         Nov 01  Oct 03

   5   Galaxy III              400' KFELS        UK North              Contracted  early   early      mid $140s
                                    Mod VI       Sea                               Jun 01  Dec 02

   6   Galveston Key           300' MLT 116-C    Vietnam               Contracted  early   late       high $60s
                                                                                   May 02  Dec 02

   7   Glomar Adriatic I       300' MLT 116-C    Nigeria               Contracted  late    early      low $70s
                                                                                   Jun 02  Jun 04

   8   Glomar Adriatic II      350' MLT 116-C    Gulf of         Yes   Contracted  early   early      high $20s   Followed by
                                                 Mexico                            Jan 02  Aug 02                 2-week shipyard;
                                                                                                                  3-month commitment
                                                                                                                  in mid $30s

   9   Glomar Adriatic III     350' MLT 116-C    Enroute Gulf          Mobilizing          late
                                                 of Mexico                                 Aug 02

  10   Glomar Adriatic IV      328' MLT 116-C    Gulf of         Yes   Contracted  early   late       mid $30s
                                                 Mexico                            Aug 02  Aug 02

  11   Glomar Adriatic V       300' MLT 116-C    Nigeria               Contracted  early   late       high $50s
                                                                                   Apr 02  Mar 03

  12   Glomar Adriatic VI      225' MLT 116-C    UK North              Contracted  early   mid        low $70s
                                                 Sea                               Feb 02  Sep 02

  13   Glomar Adriatic VII     350' MLT 116-C    Trinidad              Committed   late    late       low $50s
                                                                                   May 02  May 03

  14   Glomar Adriatic VIII    328' MLT 116-C    Nigeria               Contracted  early   late       low $60s    Upgrades planned
                                                                                   Apr 02  Mar 03                 for 4-week period
                                                                                                                  scheduled to
                                                                                                                  begin mid-August

  15   Glomar Adriatic IX      350' MLT 116-C    Gabon           Yes   Committed   late    mid        high $50s   1-week survey the
                                                                                   Jul 02  Jan 03                 second week of
                                                                                                                  August; followed
                                                                                                                  by 8-month
                                                                                                                  commitment in
                                                                                                                  high $50s

  16   Glomar Adriatic X       350' MLT 116-C    Gulf of         Yes   Shipyard    mid     mid        upgrade     Followed by a
                                                 Mexico                            May 02  Aug 02                 3-week commitment
                                                                                                                  in high $30s;
                                                                                                                  followed by
                                                                                                                  2-month commitment
                                                                                                                  in low $30s

  17   Glomar Adriatic XI      225' MLT 116-C    UK North        Yes   Contracted  early   early      mid $60s    Followed by
                                                 Sea                               Jun 02  Aug 02                 scheduled
                                                                                                                  underwater
                                                                                                                  inspection

  18   Glomar Baltic I         375' MLT SUPER300 Nigeria               Contracted  early   early      mid $70s
                                                                                   Jul 02  Jul 04

  19   Glomar High Island I    250' MLT 82-SD-C  Gulf of               Contracted  mid     mid        high $20s
                                                 Mexico                            Jun 02  Sept 02

  20   Glomar High Island II   270' MLT 82-SD-C  Gulf of         Yes   Shipyard    early   mid                    Followed by
                                                 Mexico                            Aug 02  Aug 02                 18-month contract
                                                                                                                  with dayrate
                                                                                                                  adjusted monthly
                                                                                                                  based on market
                                                                                                                  dayrate

  21   Glomar High Island III  250' MLT 82-SD-C  Gulf of               Contracted  early   mid        low $20s    Followed by 3-week
                                                 Mexico                            Jul 02  Aug 02                 contract in high
                                                                                                                  $20s; followed by
                                                                                                                  a 2-month
                                                                                                                  commitment in
                                                                                                                  high $20s

  22   Glomar High Island IV   270' MLT 82-SD-C  Gulf of               Contracted  mid     early      low $20s
                                                 Mexico                            Jun 02  Aug 02

  23   Glomar High Island V    270' MLT 82-SD-C  Gabon           Yes   Contracted  early   late       low $50s    Followed by 1 1/2-
                                                                                   Aug 02  Oct 02                 month commitment
                                                                                                                  in low $60s;
                                                                                                                  followed by 1 1/2-
                                                                                                                  month option in
                                                                                                                  low $50s

  24   Glomar High Island VII  250' MLT 82-SD-C  Cameroon              Contracted  mid     mid        mid $50s
                                                                                   Mar 02  Nov 02

  25   Glomar High Island VIII 250' MLT 82-SD-C  Gulf of         Yes   Contracted  late    early      high $20s
                                                 Mexico                            Jun 02  Aug 02

  26   Glomar High Island IX   250' MLT 82-SD-C  Nigeria         Yes   Contracted  early   early      low $50s    Followed by a
                                                                                   Jan 02  Nov 02                 2-week survey

  27   Glomar Labrador I       300' CFEMT-2005-C UK North              Shipyard    early   mid        upgrade
                                                 Sea                               Jun 02  Sep 02

  28   Glomar Main Pass I      300' F&G L780-II  Gulf of         Yes   Contracted  early   late       mid $20s    Dayrate is
                                                 Mexico                            Aug 02  Aug 02                 adjusted monthly
                                                                                                                  based on market
                                                                                                                  dayrate

  29   Glomar Main Pass IV     300' F&G L780-II  Gulf of               Contracted  mid     early      low $20s    Followed by a
                                                 Mexico                            Jul 02  Aug 02                 3-week contract
                                                                                                                  mid $20s; followed
                                                                                                                  by a 3-week
                                                                                                                  contract in
                                                                                                                  mid $20s

  30   Key Gibraltar           300' MLT 84-C     Vietnam               Contracted  mid     late       mid $60s
                                    (modified)                                     Sep 01  Oct 02

  31   Key Hawaii              300' Mitsui 300-C Saudi Arabia          Contracted  early   late       low $30s    Followed by
                                                                                   Jan 01  Feb 03                 10-month option
                                                                                                                  in low $40s

  32   Key Manhattan           350' MLT 116-C    Tunisia               Contracted  mid     late       mid $60s
                                                                                   Apr 02  Jan 03

  33   Key Singapore           350' MLT 116-C    Egypt           Yes   Contracted  mid     early      high $50s   Followed by
                                                                                   Feb 02  Sep 02                 5-weeks in
                                                                                                                  shipyard for
                                                                                                                  repairs; followed
                                                                                                                  by 8-month
                                                                                                                  contract in
                                                                                                                  mid $50s

  34   Magellan                350' F&G L-780    UK North              Contracted  mid     mid        low $110s   Followed by 4 1/2-
                                    Mod V        Sea                               Feb 02  Sep 02                 month option in
                                                                                                                  low $90s

  35   Monarch                 350' F&G L-780    UK North              Contracted  early   late       mid $70s    Followed by 2-year
                                    Mod V        Sea                               Apr 02  Nov 02                 contract in
                                                                                                                  mid $70s

  36   Monitor                 350' F&G L-780    UK North        Yes   Contracted  mid     mid        mid $90s    Followed by
                                    Mod V        Sea                               Jun 02  Dec 02                 3-month commitment
                                                                                                                  in mid 80s

  37   Parameswara             300' Baker Marine Indonesia             Contracted  mid     late       low $60s    Followed by
                                    BMC 300 IC                                     Jun 02  Sep 02                 1-month in
                                                                                                                  shipyard for
                                                                                                                  upgrade; followed
                                                                                                                  by 2-year
                                                                                                                  commitment in
                                                                                                                  low $70s

  38   Rig 103                 250' MLT 52-C     Qatar           Yes   Contracted  early   late       mid $50s    Followed by 2-year
                                                                                   Oct 01  Sep 02                 contract with
                                                                                                                  dayrate adjusted
                                                                                                                  monthly based on
                                                                                                                  the price of oil

  39   Rig 105                 250' MLT 52-C     Gulf of Suez          Contracted  mid     mid        mid $30s
                                                                                   Dec 01  Dec 02

  40   Rig 124                 250' Modec        Gulf of Suez          Contracted  early   mid        mid $30s    Followed by 2-week
                                    200C-45                                        Mar 02  Feb 03                 upgrade

  41   Rig 127                 250' F&G L-780    Qatar           Yes   Contracted  early   late       low $50s    Dayrate adjusted
                                    Mod II                                         Feb 02  May 04                 monthly based on
                                                                                                                  the price of oil


  42   Rig 134                 300' F&G L-780    Malaysia        Yes   Contracted  early   late       low $60s
                                    Mod II                                         Sep 01  Sep 03

  43   Rig 136                 300' F&G L-780    Singapore             Shipyard    mid     late       upgrade     Followed by
                                    Mod II                                         Feb 02  Aug 02                 14-month
                                                                                                                  commitment in
                                                                                                                  high $60's

  44   Rig 141                 250' MLT 82-SD-C  Gulf of Suez    Yes   Contracted  early   early      mid $30s
                                                                                   Nov 01  May 03
     -------------------------------------------------------------------------------------------------------------------------
     SEMISUBMERSIBLES (9)
     -------------------------------------------------------------------------------------------------------------------------
   1   Aleutian Key          2,300' F&G          Equatorial      Yes   Contracted  early   early      mid $80s
                                    Enhanced     Guinea                            Jul 02  Aug 03
                                    Pacesetter

   2   Glomar Arctic I       3,400' F&G L-907    Gulf of         Yes   Available                                     Followed by
                                                 Mexico                                                              1-month
                                                                                                                     commitment in
                                                                                                                     mid $40s

   3   Glomar Arctic III     1,800' F&G L-907    UK North        Yes   Contracted  late    mid        high $70s      Followed by
                                                 Sea                               Apr 02  Oct 02                    2 1/2-month
                                                                                                                     option in
                                                                                                                     mid $50s

   4   Glomar Arctic IV      1,800' F&G L-907    UK North              Shipyard    early              upgrade
                                                 Sea                               Jun 02

   5   Glomar Celtic Sea     5,750' F&G L-907    Gulf of         Yes   Contracted  early   late       high $80s
                                                 Mexico                            Apr 02  Aug 02

   6   Glomar Grand Banks    1,500' AKER H-3.2   East Canada     Yes   Contracted  late    late       low $110s      Followed by
                                                                                   Jul 02  Sept 02                   2-month
                                                                                                                     commitment in
                                                                                                                     low $110s;
                                                                                                                     followed by
                                                                                                                     2-month option
                                                                                                                     in low $110s

   7   Maersk Jutlander      1,200' F&G L-907    Norway                Contracted  mid     early      mid $100s
                                                                                   Mar 02  Sep 02

   8   Rig 135               2,400' F&G 9500     UK North        Yes   Contracted  early   early      low $80s       Followed by
                                    Enhanced     Sea                               Jul 02  Aug 02                    3-month
                                    Pacesetter                                                                       contract in low
                                                                                                                     $50s; followed
                                                                                                                     by 3-weeks in
                                                                                                                     shipyard;
                                                                                                                     followed by
                                                                                                                     2-week MOB to
                                                                                                                     Equatorial
                                                                                                                     Guinea;
                                                                                                                     followed by
                                                                                                                     18-month
                                                                                                                     commitment
                                                                                                                     mid $70s

   9   Rig 140               2,400' F&G 9500     UK North              Contracted  early   early      high $70s      Dayrate
                                    Enhanced     Sea                               Jun 02  Dec 02                    adjusted
                                    Pacesetter                                                                       monthly based
                                                                                                                     on market
                                                                                                                     dayrate

     ---------------------------------------------------------------------------------------------------------------------------
     DRILLSHIPS (4)
     ---------------------------------------------------------------------------------------------------------------------------
   1   Glomar C.R. Luigs     9,000' GMDC         Gulf of               Contracted  early   mid        low $210's
                                                 Mexico                            Feb 02  Mar 03

   2   Glomar Explorer       7,800' GMDC         Gulf of               Contracted  mid     mid        low $160s
                                                 Mexico                            Feb 01  Sep 03

   3   Glomar Jack Ryan      8,000' GMDC         Gulf of               Contracted  late    early      low $220s      Mid Aug rig
                                                 Mexico                            May 02  Sep 03                    will MOB to
                                                                                                                     Australia for
                                                                                                                     approximately
                                                                                                                     6-months

   4   Glomar R.F. Bauer     2,750' GMDC         Equatorial            Available
                                                 Guinea

     -----------------------------------------------------------------------------------------------------------------------------
                                                              Change                      Estimated                 Additional
                             Rated                             from                       Current                   Commitments
                            Drilling                         Previous             Start   Contract    Dayrate (in    and Other
     Rig Name                Depth   Rig Design  Location      Month   Status     Date    End Date    thousands)    Information*
     -----------------------------------------------------------------------------------------------------------------------------
     PLATFORM (1)
     -----------------------------------------------------------------------------------------------------------------------------
   1   Rig 82               20,000' National     UK North Sea          Contracted          Evergreen  low $20s       Active
                                    1320-UE                                                                          approximately
                                                                                                                     50% of the year

     -----------------------------------------------------------------------------------------------------------------------------
     LAND RIGS (31)
     -----------------------------------------------------------------------------------------------------------------------------
   1   Rig 92               16,000' National     Egypt                 Contracted  late    mid        low $10s       Followed by
                                    1320-UE                                        Oct 01  Oct 02                    6-month option
                                                                                                                     in low $10s

   2   Rig 94               20,000' Oilwell      Egypt                 Contracted  mid     mid        low $10s
                                    E-2000                                         Oct 01  Oct 02

   3   Rig 97               20,000' Dreco        Venezuela             Idle


   4   Rig 102              16,000' National     Kuwait-Saudi          Contracted  early   late       low $10s
                                    110-UE       PNZ                               Jun 01  Dec 02

   5   Rig 104              20,000' National     Egypt                 Contracted  late    mid        low $10s
                                    1320-UE                                        Feb 02  Nov 02

   6   Rig 119              20,000' Lee C.       Venezuela             Idle
                                    Moore

   7   Rig 143               6,500' Ideco H      Egypt            Yes  Committed   late    late       $5,000
                                    37 ED                                          Jul 02  Jul 03

   8   Rig 144              30,000' Emsco        Saudi Arabia          Contracted  mid     late       mid $10s
                                    C3 111                                         Jun 01  Jul 03

   9   Rig 146              10,000' Kremco 750   Kuwait                Contracted  early   early      mid $10s
                                                                                   Sep 01  Sep 04

  10   Rig 147              16,000' National     Kuwait                Idle
                                    110-UE

  11   Rig 150              11,500' National     Oman                  Contracted  early   late       mid $10s
                                    80-UE                                          Oct 01  Sept 03

  12   Rig 151              11,500' National     Oman             Yes  Contracted  early   mid        mid $10s       Followed by
                                    80-UE                                          Jan 01  Apr 03                    6-month
                                                                                                                     commitment in
                                                                                                                     mid $10s

  13   Rig 155              30,000' Oilwell      Kuwait                Contracted  early   early      high $10s
                                    E-3000                                         Sep 01  Sep 04

  14   Rig 157              17,000' Dreco        Saudi Arabia          Contracted  early   late       low $10s
                                                                                   Jan 01  Sep 03

  15   Rig 158              25,000' Oilwell      Kuwait                Contracted  early   early      high $10s
                                    E-2000                                         Sep 01  Sep 04

  16   Rig 159               8,000' Cooper       Oman                  Idle
                                    LTO-750

  17   Rig 160              12,000' Dreco        Kuwait                Contracted  early   early      mid $10s
                                    1250 E                                         Sep 01  Sep 04

  18   Rig 161              12,000' Dreco        Kuwait                Contracted  early   early      mid $10s
                                    1250 E                                         Sep 01  Sep 04

  19   Rig 169              16,000' National     Kuwait                Idle
                                    110-UE

  20   Rig 170              14,000' National     Kuwait                Idle
                                    110-UE

  21   Rig 171              10,000' Oilwell      Kuwait-Saudi          Contracted  early   late       low $10s
                                    660-E        PNZ                               Jul 01  Dec 02

  22   Rig 172              10,000' Oilwell      Kuwait                Contracted  early   early      low $10s
                                    660-E                                          Sep 01  Sep 04

  23   Rig 173              30,000' Dreco        Saudi Arabia          Contracted  early   late       mid $10s
                                                                                   Jan 01  May 03

  24   Rig 174              30,000' Pyramid      Saudi Arabia          Contracted  early   late       mid $10s
                                                                                   Jan 01  Jul 03

  25   Rig 176              30,000' Pyramid      Venezuela             Idle


  26   Rig 177              30,000' Dreco        Venezuela             Idle


  27   Rig 178              20,000' Pyramid      Venezuela             Idle


  28   Rig 179              20,000' Pyramid      Venezuela             Idle


  29   Rig 180              30,000' National     Kuwait                Contracted  early   mid        low $20s       Followed by
                                    1625-UE                                        Jan 01  Sep 02                    3 1/2-month
                                                                                                                     option in
                                                                                                                     low $20s

  30   Rig 186              20,000' Lee C. Moore Venezuela             Idle


  31   Rig 187              20,000' Lee C. Moore Venezuela             Idle

     -----------------------------------------------------------------------------------------------------------------------------

     * Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.